                                                                    Exhibit 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350)

In connection with the Quarterly  Report of Everlast  Worldwide Inc., a Delaware
corporation (the "Company") on Form 10-Q for the period ended June 30, 2007 (the
"Report")  as filed with the  Securities  and  Exchange  Commission  on the date hereof, the undersigned, Gary J. Dailey, Chief Financial Officer of the Company,
certify,  pursuant to 18 U.S.C.  ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of section 13(a) or 15(d) of the
Securities  Exchange Act of 1934, as amended,  and the information  contained in the Report fairly presents,  in all material respects,  the financial  condition and results of operations of the Company.

                                             /s/ Gary J. Dailey
                                             -----------------------------------
                                             Gary J. Dailey
                                             Chief Financial Officer
                                             August 13, 2007

A signed  original of this  written  statement  required by Section 906 has been provided to Everlast  Worldwide Inc. and will be retained by Everlast  Worldwide
Inc and furnished to the  Securities  and Exchange  Commission or its staff upon request.